Exhibit 10.2.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NUMBER ONE

 to the

MASTER REPURCHASE AGREEMENT

Dated as of June 3, 2020,

among

HOME POINT FINANCIAL CORPORATION,

MORGAN STANLEY BANK. N.A.,

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER ONE (this “Amendment”) is made this 14th day of August, 2020, among HOME POINT FINANCIAL CORPORATION, a New Jersey corporation, as seller (“Home Point”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for the Buyer (“Agent”), to the Master Repurchase Agreement, dated as of June 3, 2020, among Seller, Buyer and Agent, as such agreement may be amended from time to time (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.     Amendment. The Agreement is hereby amended as follows (changes to the original text of the Agreement are reflected in italics solely for review purposes):

Section 1.01       Section 5.02 of the Agreement is hereby amended by adding the following subsection “(q)”:

(q)       Compare Ratio. The “compare ratio” assigned to the Seller by FHA under its “Neighborhood Watch” program is less than or equal to [***].

Section 1.02       Section 8 (mm) of the Agreement is hereby amended and restated in its entirety as follows:

(mm)   the “compare ratio” assigned to the Seller by FHA under its “Neighborhood Watch” program is greater than [***]; provided, however, that the Buyer may, by providing prior written notice to the Seller in the Buyer’s sole discretion, adopt a different threshold for such ratio or other statistic based upon the adoption by FHA of any change in the methodology under such program, and in such event, there shall be an Event of Default hereunder if the “compare ratio” or such other statistic assigned to the Seller by FHA is less favorable than such threshold adopted by the Buyer.

SECTION 2.     Effective Date. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3.     Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out-of-pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment (including all reasonable fees and out-of-pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 14.04 and 14.06 of the Agreement.

SECTION 4.     Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

SECTION 5.     Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6.     Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 7.     Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

2

IN WITNESS WHEREOF, Sellers, Buyer and Agent have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

HOME POINT FINANCIAL CORPORATION, as Seller

By:	/s/ Joseph Ruhlin
Name:	Joseph Ruhlin
Title:	Treasurer

MORGAN STANLEY BANK, N.A., as Buyer

By:
Name:
Title:

[Signature page to Amendment No. 1 to MRA]

IN WITNESS WHEREOF, Sellers, Buyer and Agent have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

HOME POINT FINANCIAL CORPORATION, as Seller

By:
Name:
Title:

MORGAN STANLEY BANK, N.A., as Buyer

By:	/s/ Christopher Schmidt
Name:	Christopher Schmidt
Title:	Authorized Signatory

[Signature page to Amendment No. 1 to MRA]